ASSET PURCHASE AGREEMENT

This ASSET PURCHASE AGREEMENT (this “Agreement”) is entered into as of August 5, 2013, by and between Agile Opportunity Fund, LLC, a Delaware limited liability company (“Agile” or the “Seller”) and Domain Media Corp., a Nevada corporation (the “Purchaser” or the “Company”) (collectively the “Parties” and individually a “Party”).

W I T N E S S E T H:

WHEREAS, Agile acquired all of the assets (the “EON Assets”) of Enthusiasts’ Online Network, Inc., a Delaware corporation (“EON”), pursuant to that certain Agreement and Consent to Surrender and Acceptance of Collateral, made by and between Agile and EON as of June, 2013 (the “Surrender Agreement”); and

WHEREAS, subject to the terms and conditions set forth in this Agreement, Purchaser desires to acquire from Seller and Seller desires to sell to Purchaser all of the EON Assets acquired by Seller pursuant to the Surrender Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the representations and warranties, covenants and agreements, and subject to the conditions contained herein, the Parties hereby agree as follows:

ARTICLE I

PURCHASE OF ASSETS

1.1

Purchase and Sale of Acquired Assets.  Subject to the terms and conditions of this Agreement, Seller hereby sells, assigns, conveys and transfers to Purchaser free of all liens, claims or encumbrances , and Purchaser hereby purchases from Seller, all right, title and interest in and to all of the EON Assets as set forth on Schedule 1.1 hereto (collectively, the “Acquired Assets”).

1.2

Purchase Price.  As consideration for the grant, sale, assignment, transfer and delivery of the Acquired Assets hereunder, at Closing (as defined herein), the Purchaser shall issue to Seller a share certificate (the “Certificate”) representing 3,333,000 shares (the “Shares”) of the Purchaser’s common stock, par value $0.0001 per share (the “Common Stock”).

ARTICLE II

CLOSING

2.1

Closing.  The closing of the sale and transfer of the Acquired Assets (the “Closing”) shall be effective as of the date first set forth above (the “Closing Date”).

2.2

Documents Delivered in Connection with the Closing.

(a)

Concurrently with the execution and delivery of this Agreement, Purchaser shall deliver to Seller (i) the Certificate and (ii) such other documents or instruments reasonably requested by Seller in connection with the transactions contemplated pursuant to this Agreement.

(b)

Concurrently with the execution and delivery of this Agreement, Seller shall deliver to Buyer (i) the Acquired Assets and (ii) such other documents or instruments reasonably requested by the Buyer in connection with the transactions contemplated pursuant to this Agreement.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF SELLER

Seller represents and warrants to Purchaser as follows:

3.1

Organization and Good Standing.  Seller is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware.

3.2

Power and Authority.  Seller has the full power and authority to enter into this Agreement and the agreements contemplated hereby to which it is a party and to consummate the transactions contemplated hereby and thereby.  This Agreement constitutes a legal, valid and binding obligation of Seller enforceable in accordance with its terms.

3.3

Brokerage. There are no Claims for brokerage commissions, investment banking or finders’ fees or expenses or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement or contract binding upon the Seller or its representatives.  For purposes of this Agreement, “Claim” shall mean any action, claim, lawsuit, demand, suit, inquiry, hearing, investigation, notice of a violation or noncompliance, litigation, proceeding, arbitration, appeals or other dispute, whether civil, criminal, administrative or otherwise.

3.4

Litigation. There are no actions, suits, proceedings or investigations pending or, to Seller’s knowledge, threatened against the Seller or the EON Assets before any court or governmental agency that questions the validity of the Agreement or the right of the Seller to enter into the Agreement, or the right of Seller to perform its obligations contemplated hereby, or that, either individually or in the aggregate, if determined adversely to Seller, would or could reasonably be expected to have a material adverse effect or result in any change in the current ownership or clear title of the EON Assets owned by Seller.  The Seller is not a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality.

3.5

No Other Representations.  IT IS UNDERSTOOD AND AGREED THAT SELLER IS NOT MAKING AND HAS NOT AT ANY TIME MADE ANY WARRANTIES OR REPRESENTATIONS OF ANY KIND OR NATURE, EXPRESS OR IMPLIED, WITH RESPECT TO THE ACQUIRED ASSETS, INCLUDING BUT NOT LIMITED TO ANY WARRANTIES OR REPRESENTATIONS AS TO THE MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

THE PURCHASER ACKNOWLEDGES AND AGREES THAT UPON CLOSING, SELLER SHALL SELL AND CONVEY AND PURCHASER SHALL ACCEPT THE ACQUIRED ASSETS “AS IS, WHERE IS, WITH ALL FAULTS.”  THE PURCHASER HAS NOT RELIED NOR WILL IT RELY ON, AND SELLER ARE NOT LIABLE FOR OR BOUND BY, ANY EXPRESS OR IMPLIED WARRANTIES, GUARANTEES, STATEMENTS, REPRESENTATIONS OR INFORMATION PERTAINING TO THE ACQUIRED ASSETS OR RELATING THERETO MADE OR FURNISHED BY THE SELLER OR THEIR REPRESENTATIVES, TO WHOMEVER MADE OR GIVE, DIRECTLY OR INDIRECTLY, ORALLY OR IN WRITING, EXCEPT AS EXPRESSLY STATE HEREIN.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

The Purchaser represents and warrants to Seller as follows:

4.1

Organization and Good Standing.  Purchaser is a C corporation duly organized, validly existing and in good standing under the laws of the State of Nevada.  The Purchaser is duly qualified or licensed to do business and is in good standing in every jurisdiction in which the conduct of its business or the ownership or lease of its properties, require it to be so qualified or licensed and where the failure to be qualified or licensed will not have a material adverse effect.

4.2

Power and Authority.  The Purchaser has full power and authority to enter into this Agreement and the agreements contemplated hereby to which it is a party and to consummate the transactions contemplated hereby, including the issuance of the Shares to the Seller.  This Agreement and all other agreements contemplated hereby to be entered into by Purchaser constitute the legal, valid and binding obligation of the Purchaser enforceable against Purchaser in accordance with their terms.

4.3

No Violation.  The execution, delivery and performance the Purchaser of this Agreement, and all other agreements contemplated hereby, and the fulfillment of and compliance with the respective terms hereof and thereof the Purchaser, do not and will not conflict with or result in a breach of the terms, conditions or provisions of or constitute a default or event of default under the certificate of incorporation or bylaws of the Purchaser or any agreements to which the Purchaser is a party or by which the Purchaser is bound.

4.4

Issuance of Shares.

The Shares when issued, sold and delivered in accordance with the terms of this Agreement for the consideration expressed herein, will be duly and validly issued, fully paid and nonassessable, and will be free of all liens, claims or encumbrances other than restrictions on transfer under applicable state and federal securities laws.

4.5

Capitalization.

(a)

As of immediately prior to the Closing, the authorized capital stock of the Company consists of 100,000,000 shares of Common Stock, 25,500,000 of which are issued and outstanding and 10,000,000 shares of Preferred Stock, none of which are outstanding.  The Purchaser has reserved 3,000,000 shares of Common Stock for issuance pursuant to Purchaser’s Stock Option Plan (the “Option Plan”).  All issued and outstanding shares have been duly authorized and validly issued and are fully paid and nonassessable and have been issued in compliance with all applicable state and federal securities laws.

(b)

Following the Closing, the Purchaser intends to raise up to $200,000 in exchange for the sale of Common Stock to friends and family of Purchaser’s principal at a price of $0.10 per share (the “Friends and Family Financing”).  Upon the final issuance of shares of Common Stock pursuant to the Friends and Family Financing, Seller shall own not less than ten percent (10%) of the issued and outstanding capital stock of Purchaser (failing which, Purchaser shall issue additional shares of Common Stock to Seller such that Seller shall own ten (10%) of Purchaser’s issued and outstanding capital stock of Purchaser as of the final closing under the Friends and Family Financing.

(c)

Except for the Friends and Family Financing and the shares of Common Stock reserved for issuance pursuant to the Option Plan, there are no outstanding rights, options, warrants, preemptive rights, rights of first refusal or similar rights for the purchase or acquisition from the Company of any securities of the Company, nor are there any commitments to issue or execute any such rights, options, warrants, preemptive rights or rights of first refusal.

4.6

Brokerage.  There are no Claims for brokerage commissions, investment banking or finders’ fees or expenses or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement or contract binding upon the Purchaser or its representatives.  For purposes of this Agreement, “Claim” shall mean any action, claim, lawsuit, demand, suit, inquiry, hearing, investigation, notice of a violation or noncompliance, litigation, proceeding, arbitration, appeals or other dispute, whether civil, criminal, administrative or otherwise.

4.7

Financial Statements; Operations.  The Purchaser was recently formed, has not yet begun significant operations, and has not prepared any financial statements.  On or about July 10, 2013, Purchaser acquired all or substantially all of the assets of Domain Media, LLC and Purchaser has valid title to such assets free and clear of all liens, claims or other encumbrances.  Except as set forth on Exhibit A, the Purchaser has not incurred or assumed any material liabilities, other than liabilities paid or incurred in connection with its incorporation, organization, financing, legal services, payment of salaries or other miscellaneous expenses incident to its operations prior to the Closing and that are not individually or in the aggregate material.

4.8

Litigation.  There are no actions, suits, proceedings or investigations pending or threatened against the Purchaser or its properties before any court or governmental agency that questions the validity of the Agreement or the right of the Purchaser to enter into the Agreement, or the right of Purchaser to perform its obligations contemplated hereby, or that, either individually or in the aggregate, if determined adversely to Purchaser, would or could reasonably be expected to have a material adverse effect or result in any change in the current equity ownership of the Purchaser.  The Purchaser is not a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality.

ARTICLE V

SURVIVAL AND INDEMNIFICATION

5.1

Survival of Representations and Warranties and Covenants.  Each of the representations and warranties and covenants (except to the extent the covenant otherwise specified) contained herein or in any instrument or document delivered or to be delivered pursuant to this Agreement, shall survive execution hereof.

5.2

Indemnification by Seller.  Seller shall indemnify, defend and hold harmless the Purchaser, and its respective directors, officers, employees, agents, stockholders, representatives (collectively, the “Purchaser Indemnitees”) from any damage, loss, deficiency, liability, obligation, commitment, Claim, cost or expense (including the reasonable fees and expenses of legal counsel) or in respect of, any breach of a representation or warranty, or covenant contained herein, made by, or non-fulfillment of any covenant or obligation on the part of, Seller under this Agreement.

5.3

Indemnification by the Purchaser.  The Purchaser shall indemnify, defend and hold harmless Seller and its members, directors, officers, employees, agents, representatives, as applicable (collectively, the “Seller Indemnitees”) from any damage, loss, deficiency, liability, obligation, commitment, Claim, cost or expense (including the reasonable fees and expenses of legal counsel) or in respect of, (i) any breach of a representation or warranty, or covenant contained herein, made by, or non-fulfillment of any covenant or obligation on the part of, the Purchaser under this Agreement or any other document delivered by Purchaser pursuant hereto and (ii) the Acquired Assets.

ARTICLE VI

MISCELLANEOUS PROVISIONS

6.1

Seller’s Right of First Refusal.  From and after the date hereof, in the event the Purchaser proposes to undertake an issuance of capital stock (including Common Stock or Preferred Stock) of Purchaser whether now or hereafter authorized, or any rights, options or warrants to purchase capital stock, or any securities of any type whatsoever that are, or may become, convertible into capital stock (collectively, “New Securities”) other than issuances pursuant to the Friends and Family Financing or the Option Pool, it shall give Seller written notice of its intention, describing the type of New Securities, the price and the terms upon which the Purchaser proposes to issue the same.  Seller shall have ten (10) business  days from the date of receipt of any such notice to agree to purchase up to Seller’s pro-rata share of such New Securities (initially 10%) for the price and upon the terms specified in the notice by giving written notice to Purchaser and stating therein the quantity of New Securities to be purchased.  Notwithstanding anything herein to the contrary, the Purchaser shall have the right to consummate an offering of New Securities without giving the prior notice required herein; provided, that, the Purchaser reserves sufficient shares of New Securities to satisfy the participation rights of the Seller hereunder and Purchaser provides Seller with a subscription notice offering them the right to subscribe for such reserved shares, on terms no less favorable than those offered to any other subscriber, no later than five (5) days from the date of the closing of such financing and providing them at least thirty (30) days to accept such offer to subscribe. The Seller’s first right of refusal shall expire upon the earlier of a) two (2) years; b) the dissolution of Agile; c) Agile filing for bankruptcy, or d) Agile being indicted or sanctioned for any act of fraud.

6.2

Amendment and Modification.  This Agreement may be amended, modified and supplemented only by written agreement of all the Parties hereto with respect to any of the terms contained herein.

6.3

Waiver of Compliance.  Any failure of any party hereto to comply with any obligation, covenant, agreement or condition herein may be waived in writing by the other Parties hereto, but such waiver or failure to insist upon strict compliance with such obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.

6.4

Notices.  Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient upon delivery, when delivered personally or by overnight courier or 48 hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, addressed to the party to be notified at such party’s address as set forth on the signature page hereto, or as subsequently modified by written notice, and if to the Seller, with a copy to Westerman Ball Ederer Miller and Sharfstein, LLP, 1201 RXR Plaza, Uniondale, New York 11556, Attn: Alan C. Ederer, Esq., and if to Purchaser, with a copy to Quick Law Group, PC., 900 West Pearl Street, Suite 300, Boulder, CO. 80302, Attn: Jeffrey Quick, Esq.

6.5

Assignment.  Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto without the prior written consent of the other parties, except that Purchaser may assign in writing its rights, interests and obligations hereunder to any affiliate without the consent of the other parties hereto.

6.6

Governing Law.  This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts made and to be performed entirely in such state without regard to principles of conflicts of laws or any other law that would make the laws of any other jurisdiction other than the State of New York applicable hereto.  Each of the Parties hereto submits to the personal jurisdiction of and each agrees that all proceedings relating hereto shall be brought in the state courts located within Nassau County in the State of New York.  The prevailing party in connection with any proceeding hereunder shall be entitled to recovery of its attorneys’ fees.

6.7

Entire Agreement.  This Agreement, including the annex, schedules and exhibits hereto embodies the entire agreement and understanding of the parties hereto in respect of the transactions contemplated by this Agreement and supersedes all prior contracts, representations, warranties, promises, covenants, arrangements, communications and understandings, oral or written, express or implied, between the parties with respect to such transactions.

6.8

Severability.  If any provision of this Agreement or the application of any such provision to any Person or circumstance shall be held to be prohibited by, illegal or unenforceable under applicable law in any respect by a court of competent jurisdiction, such provision shall be ineffective only to the extent of such prohibition or illegality or unenforceability, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

6.9

No Third Party Beneficiaries.  This Agreement is for the sole benefit of the Parties and their permitted successors and assigns and nothing herein express or implied shall be construed to give any person, other than the parties of such permitted successors and assigns, any legal or equitable rights hereunder.

6.10

Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  In the event that any signature is delivered by facsimile transmission, PDF, electronic signature or other similar electronic means, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

[-signature page follows-]

IN WITNESS WHEREOF, the parties hereto have made and entered into this Asset Purchase Agreement as of the date first set forth above.

SELLER:	AGILE OPPORTUNITY FUND LLC

By: Agile Investments LLC

By:
Name: David Propis
Title: Managing Member

Address: 1175 Walt Whitman Road, Suite 333 Melville, NY 11747

PURCHASER:	DOMAIN MEDIA CORP.

By:
Name: Christopher Kern
Title: President

Address: 1854 E. Scorpio Place Chandler, AZ 85249

SCHEDULE 1.1

ACQUIRED ASSETS

EON’s existing assets can be broken into four categories:

1) Active websites
2) Domains
3) IP
4) Other

ACTIVE WEBSITES

In the active websites, we have a core surrounding our TruckWorld social media sites and several periphery sites with related content or branches where we determined there would be interest. Here is a list of currently active sites (NOTE: as of 8/1/2013 these sites are down and not active):

Amped-RC.com

Boats

Backyard Horses

Chevy trucks

Classic trucks

College Breaks

Corvettes

Diesel trucks

Dodge trucks

DogHouse.pro

Ford trucks

Harley Zone

Horror movies

Hummers

Hunting and Fishing

JEEPERZ.com

Nissan trucks

Mini trucks

Muscle Car News

Mustang Life

OffroadWorld.net

ProjectsByMe.com

PT Cruisers

Sport trucks

Street bikes

SUVs

Toyota trucks

TrophyGarden.com

TRUCKWORLD

DOMAINS

EON is in possession of high quality domain names. Many related to the automotive industry. The majority are “.com”

Domain Name

Expires

Status

4X4ADVENTUREWORLD.COM

6/28/2013

Active - Locked

ALCOHOLCANBEFUN.COM

11/15/2013

Active - Locked

ALIENSANDWIZARDS.COM

11/15/2013

Active - Locked

ANCHORNATION.COM

8/26/2013

Active - Locked

BACKYARDHORSES.COM

10/14/2013

Active - Locked

BEYONDALBATROSS.COM

9/8/2013

Active - Locked

BREAKINGCOLLEGE.COM

11/15/2013

Active - Locked

CADILLACTRUCKWORLD.COM

1/14/2014

Active - Locked

CASINOAN.COM

11/15/2013

Active - Locked

CHEVYTRUCKWORLD.COM

4/8/2013

Active - Locked

CHEVYTRUCKWORLD.NET

7/20/2013

Active - Locked

CLASSICTRUCKWORLD.COM

3/8/2013

Active - Locked

CORVETTELIFESTYLES.COM

4/17/2013

Active - Locked

DEALER-SERVICES.NET

3/13/2014

Added

DIESELTRUCKWORLD.COM

10/6/2013

Active - Locked

DODGETRUCKWORLD.COM

5/7/2013

Active - Locked

DRIVETRAINGUIDE.COM

3/16/2013

Active - Locked

DRIVINGANDWRENCHING.COM

4/26/2013

Active - Locked

ENTHUPOWER.COM

3/5/2013

Active - Locked

ENTHUSIASTNET.COM

4/13/2013

Active - Locked

ENTHUSIASTNETWORK.COM

1/31/2014

Active - Locked

ENTHUSIASTNETWORK.NET

1/31/2013

Active - Locked

ENTHUSIASTNETWORK.ORG

1/31/2013

Active - Locked

ENTHUSIASTSONLINENETWORK.COM

1/14/2014

Active - Locked

ENTHUSIASTWORLD.COM

4/24/2013

Active - Locked

EW3S.COM

1/25/2014

Active - Locked

EWWHEELS.COM

3/4/2013

Active - Locked

EWZONE.COM

6/10/2013

Active - Locked

F-150.COM

4/9/2013

Active - Locked

FITNESSANDDIETING.COM

11/15/2013

Active - Locked

FORDTRUCKSWORLD.COM

5/1/2013

Active - Locked

FORDTRUCKSWORLD.NET

5/1/2013

Active - Locked

FORDTRUCKWORLD.COM

1/24/2014

Active - Locked

FORDTRUCKWORLD.NET

5/7/2013

Active - Locked

FORUMDELAMODE.COM

11/15/2013

Active - Locked

FRIENDLYWAVES.COM

11/15/2013

Added

GMCTRUCKWORLD.COM

1/14/2014

Active - Locked

GTOENTHUSIAST.COM

12/11/2013

Active - Locked

HARLEYZONE.COM

5/19/2013

Active - Locked

HARLEYZONE.NET

5/19/2013

Active - Locked

HOMEFORDOGLOVERS.COM

4/26/2013

Active - Locked

HONDATRUCKWORLD.COM

12/19/2013

Active - Locked

HUMMERTRUCKWORLD.COM

8/3/2013

Active – Locked

HUMMERTRUCKWORLD.NET

8/3/2013

Active - Locked

ICENTRICMEDIA.COM

2/15/2014

Active - Locked

IMPOSSISPY.COM

2/1/2014

Active - Locked

INSTANTEON.COM

2/5/2014

Active - Locked

ISUZUTRUCKWORLD.COM

1/14/2014

Active - Locked

JEEPERZ.COM

5/7/2013

Active - Locked

KITE-FORUMS.COM

11/15/2013

Active - Locked

LINESANDAMMO.COM

8/26/2013

Active - Locked

MAZDATRUCKWORLD.COM

1/14/2014

Active - Locked

MINITRUCKZONE.COM

4/22/2013

Active - Locked

MINITRUCKZONE.NET

3/9/2013

Active - Locked

MITSUBISHITRUCKWORLD.COM

1/14/2014

Active - Locked

MOBILEAUDIOWORLD.COM

9/3/2013

Active - Locked

MODERNVETTE.COM

12/11/2013

Active - Locked

MUSCLECARNEWS.COM

3/16/2013

Active - Locked

MUSTANGLIFE.COM

10/16/2013

Active - Locked

MUSTANGLIFE.NET

10/16/2013

Active - Locked

MUSTANGWEEKLY.COM

4/12/2013

Active - Locked

MYCHEVYTRUCK.COM

4/24/2013

Active - Locked

MYTOYOTATRUCK.COM

5/7/2013

Active - Locked

MYTRUCKWORLD.COM

6/13/2013

Active - Locked

NISSANTRUCKWORLD.COM

8/3/2013

Active - Locked

NISSANTRUCKWORLD.NET

8/3/2013

Active - Locked

OFFROADWORLD.NET

4/22/2013

Active - Locked

OURCARCLUB.COM

1/24/2014

Active - Locked

PIONEERINGINC.COM

12/19/2013

Added

POKERENTHUSIAST.NET

7/27/2013

Active - Locked

POKERENTHUSIASTNETWORK.COM

7/27/2013

Active - Locked

PROJECTSBYME.COM

8/31/2013

Active - Locked

PTCRUISERWORLD.COM

5/1/2013

Active - Locked

READERSRIDES.COM

8/5/2013

Active - Locked

RIDINGANDWRENCHING.COM

4/26/2013

Active - Locked

SAIKOMANGA.COM

11/15/2013

Active - Locked

SANDSPORTSWORLD.COM

4/11/2013

Active - Locked

SHARINGROMANCE.COM

11/15/2013

Active - Locked

SPORTRUCKWORLD.COM

4/24/2013

Active - Locked

SPORTTRUCKHQ.COM

1/24/2014

Active - Locked

SPORTTRUCKWORLD.COM

4/24/2013

Active - Locked

STREETCYCLEWORLD.COM

7/5/2013

Active - Locked

STREETCYCLEWORLD.NET

7/5/2013

Active - Locked

STREETRODWORLD.COM

4/24/2013

Active - Locked

SUSPENSIONBUYINGGUIDE.COM

3/16/2013

Active - Locked

SUVWORLD.COM

4/22/2013

Active - Locked

SUVWORLD.NET

5/4/2013

Active - Locked

SUZUKITRUCKWORLD.COM

1/14/2014

Active - Locked

TENMAGAZINES.COM

1/11/2014

Active - Locked

THEHORRORSPOT.COM

9/15/2013

Active - Locked

THUMBLETE.COM

9/8/2013

Active - Locked

TOYOTATRUCKWORLD.COM

6/9/2013

Active - Locked

TOYOTATRUCKWORLD.NET

6/9/2013

Active - Locked

TROPHYGARDEN.COM

11/15/2013

Active – Locked

TRUCKMOXIE.COM

12/17/2013

Active - Locked

TRUCKSERVICEGUIDE.COM

3/16/2013

Active - Locked

TRUCKSMAG.COM

10/18/2013

Active - Locked

TRUCKWORLD.COM

12/10/2013

Active - Locked

TRUCKWORLD.ORG

12/10/2013

Active - Locked

TRUCKWORLDTV.COM

9/7/2013

Active - Locked

TUNDRATRUCKWORLD.COM

9/24/2013

Active - Locked

ULTIMATE-COMICS.COM

1/24/2014

Added

ULTRASTREET.COM

1/24/2014

Active - Locked

VERTICALREV.COM

1/24/2014

Active - Locked

WHEELANDTIREGUIDE.COM

3/16/2013

Active - Locked

IP

Software

EON developed a flexible proprietary set of interlocking applications written with .NET and utilizing SQL Server that include

•

a high resolution gallery storage and presentation

•

profile management including “achievements” for incentivizing users

•

“friends” and “group” controls

•

ad management system integrated with Google Ad Manager

•

site and group sponsors ad management system with analytics

•

a very robust, highly scalable forum/message board

•

messaging system for network wide, site wide, group, sub-group, friends, and person-to-person contact system

•

innovative photo tagging system that allowed users to create categories related to the site’s interest i.e. “Muddy” for off-road related sites

•

photo rating system enabling users to evaluate pictures. Results automatically generate achievements and can be searched by most popular/highest rates/etc.

•

Photo rating system extended the tags and allowed for users to vote for “Muddiest” as an example

•

editor system that allows site moderator to highlight any content

•

group/chapter system that allows members to self-organize into public/semi-private/private clusters. Groups could then customize their own sub-page as well as monetize sponsors in a profit share agreement

•

event system which allows moderators and groups to post events

•

editor Q&A system which allows the site operator to post a question of the day/week/month/season. The Q&A appears on the home page. Users’ answers consolidate into a forum for archiving. This instant top-most question was an excellent driver to reach new members and to keep existing members engaged

•

individual blogging system which allowed users to create a public /semi-private/private linear sequence of entries

Most importantly, the entire enterprise was developed to rapidly deploy an entire new site with features turned on/off with very few code changes. Estimation time for deployment of new site is less than 16 hours from domain purchase to full deployment.

Brand

EON runs TruckWorld.com. TruckWorld.com and its sister properties Chevy Truck World, Dodge Truck World & Ford Truck World were once very popular automobile enthusiast brands. Each of the aforementioned had print magazines as well as the existing web presence. They collectively had several thousand loyal members of regionally based chapters.

User generated content

Over the past decade (since 2002), the Truck Worlds have attracted almost ¾ million user contributed photos of trucks, cars, and vehicle modifications.  There are 10 million individual forum posts.

Other

Hardware

EON runs completely in the cloud with services provided by GoDaddy. The dozen servers, routers, and firewalls that it formerly ran on are available. However, they are each at least 6 years old and generally considered no longer useful. EON also owns 6 desktop computers that are not currently powered and also are at least 5 years old.

Traffic

At height (late 2011), EON generated 8 million page views and 700,000 users monthly. Since the suspension of day-to-day business, the sites were placed on a staging server which could not handle this load. As a result, the traffic has decreased considerably. To maximize every ounce of resources that were available on the diminished server, analytics were turned off. There is no way to know at present what the current traffic is.

EXHIBIT A

MATERIAL LIABILITIES

Convertible notes due to Chris Kern (or his affiliated companies) in the approximate amount of $315,000 were assumed by Domain Media Corp. upon its acquisition of Domain Media, LLC. The notes are convertible at $0.04 per share.